UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2021

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 757-8707

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2021, Forian Inc. (the “Company”) entered into a securities purchase agreement (“Securities Purchase Agreement”) with certain accredited investors (the “Investors”) and certain directors of the Company (the “Affiliates”), pursuant to which the Company will issue (i) 631,282 shares of the Company’s common stock to the Investors at a price of $8.95 per share, which represents an approximately 15% discount to the volume weighted price of the Company’s common stock on April 8, 2021, and (ii) 560,461 shares of the Company’s common stock to the Affiliates at a price of $11.33 per share, which amount equals the consolidated closing bid price of the Company’s common stock on April 9, 2021, for aggregate gross proceeds to the Company of $12,000,000 (the “PIPE Offering”).

The Company has agreed to use reasonable commercial efforts to file a Registration Statement on Form S-3 covering the resale of the shares of common stock sold in the PIPE Offering as soon as practicable after the date on which the Company becomes eligible to use a Registration Statement on Form S-3.

The shares of the Company’s common stock were offered and sold to the Investors and the Affiliates in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act.

The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the text thereof. The form of Securities Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 relating to the Securities Purchase Agreement is incorporated by reference herein.

Item 8.01	Other Events

On April 12, 2021, Forian issued a press release announcing the PIPE Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated April 12, 2021, entered into between the Company and each of the Investors and the Affiliates.

99.1	Press Release, dated April 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: April 13, 2021	By:	/s/ Edward Spaniel, Jr.
	Name:	Edward Spaniel, Jr.
	Title:	Executive Vice President, General Counsel and Secretary